SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)
                         JULY 15, 1997


                      AAMES CAPITAL ACCEPTANCE CORP.
                      ON BEHALF OF AAMES CAPITAL OWNER
                                TRUST 1997-1
                       ----------------------------
           (Exact name of Registrant as specified in its charter)

          DELAWARE                     333-21219            95-4619902
        ------------                   ---------            -----------
(State or other jurisdiction          (Commission         (I.R.S. employer
     of incorporation)                file number)     identification no.)


305 SOUTH GRAND AVENUE
LOS ANGELES, CALIFORNIA                             90071
------------------------------------               -------
(Address of principal executive offices)         (ZIP Code)

                              (213) 640-5000
                   ---------------------------------
           Registrant's telephone number, including area code

                                    NA
            -----------------------------------------------------
      (Former name or former address, if changed since last report)

Item 7. FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

---------------------------------------------------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

          20.1 Aames Capital Owner Trust 1997-1, Adjustable Rate Asset-Backed Bonds, Series 1997-1 - Statement to Bondholders

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AAMES CAPITAL ACCEPTANCE CORP.

                         By: /s/ Mark E. Elbaum
                             -------------------------------
                              Mark E. Elbaum
                              Senior Vice President - Finance
                              and Chief Accounting Officer



Dated:   July 25, 1997

                        INDEX TO EXHIBITS


Exhibit
-------

20.1      Aames Capital Owner Trust 1997-1, Adjustable Rate
          Asset-Backed Bonds, Series 1997-1 - Statement to
          Bondholders

                                                             EXHIBIT 20.1

                               AAMES CAPITAL OWNER TRUST 1997-1
                              ADJUSTABLE RATE ASSET-BACKED BONDS
                                         SERIES 1997-1
                                       DUE JUNE 15, 2029
                                   STATEMENT TO BONDHOLDERS

                                  DISTRIBUTIONS IN DOLLARS

                              PRIOR                                                                               CURRENT
            ORIGINAL         PRINCIPAL                                                    REALIZED  DEFERRED      PRINCIPAL
CLASS     FACE VALUE          BALANCE      INTEREST        PRINCIPAL       TOTAL          LOSSES    INTEREST       BALANCE
-----    --------------   --------------  ------------   ------------    ------------    -------    --------      ----------
BONDS    415,000,000.00   395,840,241.00  1,877,354.81    8,411,173.21   10,288,528.02     0.00     0.00         387,429,067.79

------   -------------    -------------   ------------    ------------    ------------     -----    ------       --------------
TOTALS   415,000,000.00   395,840,241.00  1,877,354.81    8,411,173.21    10,288,528.02    0.00      0.00        387,429,067.79


                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                                                                                                       PASS-THROUGH
                                  PRIOR                                              CURRENT               RATES
                                PRINCIPAL                                            PRINCIPAL
CLASS          CUSIP            BALANCE     INTEREST    PRINCIPAL        TOTAL        BALANCE      CURRENT          NEXT
-----         ---------        ----------   --------    ---------       --------   -----------    --------       ---------
BONDS         00252YAA8        953.831906     4.523747  20.267887      24.791634    933.564019    5.887500%       5.887500%




SELLER:                       Aames Capital Corporation                ADMINISTRATOR:         Whitney Iger
SERVICER:                     Aames Capital Corporation                                       Bankers Trust Company
LEAD UNDERWRITER:             DLJ Securities Corporation                                      3 Park Plaza
RECORD DATE:                   June 30, 1997                                                  Irvine, CA 92614
DISTRIBUTION DATE:             July 15, 1997                        FACTOR INFORMATION        (800) 735-7777


                               AAMES CAPITAL OWNER TRUST 1997-1
                              ADJUSTABLE RATE ASSET-BACKED BONDS
                                         SERIES 1997-1
                                       DUE JUNE 15, 2029
                                   STATEMENT TO BONDHOLDERS


Distribution Date:  July 15, 1997
MONTHLY ADVANCES:                                                                     661,521.36

ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:                      167,009.78
PLUS ADDITIONAL SERVICING COMPENSATION:                                  0.00
TOTAL SERVICING FEES DUE MASTER SERVICER:                          167,009.78
                                                                   ----------

LESS: AMOUNTS TO COVER INTEREST SHORTFALLS:                              0.00
LESS: DELINQUENT SERVICE FEES:                                     (30,326.39)

COLLECTED SERVICING FEES FOR CURRENT PERIOD:                       136,683.39
                                                                   ----------         136,683.39

DELINQUENT LOAN                30 TO 59         60 TO 89               90 PLUS
INFORMATION                      DAYS             DAYS                   DAYS                   TOTAL
---------------               ---------         --------               --------             ------------

PRINCIPAL BALANCE           10,282,376.72       4,680,128.85       3,841,603.96             18,804,109.53

NUMBER OF LOANS                       134                 45                 36                       215

FORECLOSURE LOAN INFORMATION


PRINCIPAL BALANCE                49,955.38      2,968,828.71        8,661,004.36            11,679,788.45

NUMBER OF LOANS                          1                30                  82                   113

REO LOAN INFORMATION

PRINCIPAL BALANCE                       0.00             0.00                0.00                    0.00

NUMBER OF LOANS                            0                0                   0                    0

NUMBER OF LOANS IN BANKRUPTCY PROCEEDINGS:                                                           0

PRINCIPAL BALANCE OF LOANS IN BANKRUPTCY PROCEEDINGS:                                                0.00


BOOK VALUE OF REAL ESTATE ACQUIRED THROUGH FORECLOSURE:                                              0.00



REALIZED LOSS INFORMATION


LOAN NUMBER         PRINCIPAL BALANCE             NET LIQUIDATION PROCEEDS              TOTAL LOSS AMOUNT



TOTAL CURRENT PERIOD LOSSES:                                                                         0.00

CUMULATIVE REALIZED LOSSES:                                                                          0.00


                                       AAMES CAPITAL OWNER TRUST 1997-1
                                      AJUSTABLE RATE ASSET-BACKED BONDS
                                              Series 1997-1
                                            Due June 15, 2029
                                         Statement to Bondholders


Distribution Date:  July 15, 1997

BEGINNING NUMBER OF LOANS:                                                                                                   4112
ENDING NUMBER OF LOANS:                                                                                                      4047


BEGINNING PRINCIPAL BALANCE OF POOL:                                                                                403,865,000.08
ENDING PRINCIPAL BALANCE OF POOL:                                                                                   396,812,320.02

WEIGHTED AVERAGE TERM TO MATURITY:                                                                                            281

CURRENT WEIGHTED AVERAGE MORTGAGE RATE:                                                                                 10.287300%
NEXT WEIGHTED AVERAGE MORTGAGE RATE:                                                                                    10.516844%



PRINCIPAL PREPAYMENTS:

     NUMBER OF LOANS (IF PAID IN FULL):                                                                                        65
     PRINCIPAL BALANCE:                                                                                               6,749,621.59
     NUMBER OF LOANS SUBSTITUTED:                                                                                               0


PREPAYMENT INTEREST SHORTFALL AMOUNT INCLUDED IN DISTRIBUTION:                                                                0.00
NONCOVERED PREPAYMENT INTEREST SHORTFALL FOR THIS DISTRIBUTION:                                                               0.00


AVAILABLE FUNDS:                                                                                                     10,347,904.06


INSURED AMOUNT:                                                                                                               0.00


CERTIFICATE INSURER PREMIUM:                                                                                             59,376.04



CLASS A PRINCIPAL DISTRIBUTION BREAKDOWN:
     MONTHLY PRINCIPAL:                                                                                               7,052,680.06
     EXCESS CASH DISTRIBUTION:                                                                                        1,358,493.15


COVERAGE AMOUNTS:
     COVERAGE AMOUNT:                                                                                                 9,383,252.23
     REQUIRED COVERAGE AMOUNT:                                                                                       23,004,076.43
     COVERAGE SURPLUS:                                                                                                        0.00
     COVERAGE DEFICIT:                                                                                                        0.00



UNREIMBURSED MONTHLY ADVANCES:                                                                                                0.00
UNREIMBURSED SERVICING ADVANCES:                                                                                              0.00




                                 Aames Capital Owner Trust 1997-1
                                 Adjustable Rate Asset-Backed Bonds
                                         Series 1997-1
                                        Due June 15, 2029
                                   PAYMENT DATE STATEMENT

Distribution Date:  July 15, 1997

REPORTED SCHEDULED INTEREST ON MORTGAGE LOANS                                                                        3,462,233.78

TOTAL PRINCIPAL PAYMENTS RECEIVED:
     SCHEDULED PRINCIPAL                                                                                               303,058.47
     PREPAYMENTS IN FULL                                                                                             6,749,675.64
     CURTAILMENTS                                                                                                          (54.05)
                                                                                                                     -------------

                                                                                                                     7,052,680.06


PAYMENTS AHEAD                                                                                                               0.00

TRUST INSURANCE PROCEEDS (PRINCIPAL & INTEREST):                                                                             0.00

NET LIQUIDATION PROCEEDS:                                                                                                    0.00

COMPENSATING INTEREST PAYMENTS TO BE PAID BY SERVICER:                                                                       0.00

AGGREGATE REPURCHASE PRICE:                                                                                                  0.00

SUBSTITUTION OF QUALIFIED REPLACEMENT MORTGAGE LOAN:                                                                         0.00

MONTHLY ADVANCES:                                                                                                      661,521.36

MONTHLY SERVICING FEE:                                                                                                (136,683.39)

DELINQUENT INTEREST:                                                                                                  (691,847.75)

SERVICING ADVANCES NOT PREVIOUSLY REIMBURSED:                                                                                0.00

MONTHLY ADVANCES NOT PREVIOUSLY REIMBURSED:                                                                                  0.00

REPAYMENT INTEREST SHORTFALL:                                                                                                0.00

ISSUER DEPOSIT TO CAPITALIZED INTEREST ACCOUNT:                                                                              0.00


TOTAL REMITTANCE DUE:                                                                                               10,347,904.06
                                                                                                                    -------------
                                                                                                                    -------------